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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22680

Ultimus Managers Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Matthew J. Beck

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HVIA EQUITY FUND

INSTITUTIONAL CLASS (HVEIX)

Managed by
Hudson Valley Investment Advisors, Inc.

ANNUAL REPORT

February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-209-8710 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-209-8710. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

HVIA EQUITY FUND LETTER TO SHAREHOLDERS	April, 2019

The HVIA Equity Fund (“HVEIX” or the “Fund”) launched on October 3th 2016. The Fund’s focus is on using a G.A.R.P. investment framework to determine suitable investments. This acronym is “Growth at a Reasonable Price” which focuses on investing in equities that are at a discount to their expected growth rate. In my experience of using this investment philosophy I’ve come to realize that the process does not fit neatly into months, quarters or years but is expected to outperform over the longer term.

Investment Environment

U.S. markets have ended 8 years of positive returns (2009 – 2017), and this streak ended in a tie (1991 – 1999) for the longest positive streak in history. Equity markets sat at an all-time high, up 11% for the year at the start of September only to finish down -4.4% by the end of 2018. Many reasons were provided for the drop in stocks; China/U.S. trade relations, potential interest rate increases and political tensions. This resulted in the largest stock market decline in a fourth quarter in over 70 years. Our belief is that the economy and equity markets run in parallel in most instances but can uncouple for certain periods. This was in fact what happened at the end of December but the market rebounded from these oversold levels and pushed stocks back to recover most of the decline seen in the final months of 2018.

The U.S. economy benefitted from tax cuts, strong consumer demand and business investment that allowed the U.S. to provide buoyancy throughout the economy. Sales growth, margin expansion and earnings growth all presented solid results throughout the year and into early 2019. Inflationary pressures subsided which allowed the Federal Reserve to back away from continuing to raise interest rates.

Political tensions surrounding the China/ U.S. trade dispute were front and center but dissipated as the two countries held talks to bring a resolution that would allow for more normalized trade into the future. This process will be ongoing as we most likely get a trade deal. The most contentious issues may take more time to conclude due to the importance of technology transfer between the two countries and its implications as we move into the next generation of implementation.

The Trump administration continued to reduce regulations domestically and push against past international arrangements with partners overseas. Trade, military and other agreements are all under review which has caused nervousness with overseas partners and added risk to the markets. Trade disputes have slowed economic growth in Europe, Japan and China. This has also impacted growth within the developing world. The U.S. tax overhaul bill, which was approved at year end 2017, helped to support the economy. We are expecting that the economy will continue to benefit with the reduced taxes helping provide growth over future years.

We continue to believe that the economic position of the U.S. is pointing to a somewhat slower but steady level of growth after a strong 2018. The normalization of growth should limit inflationary pressures, allow for capital expenditures to help lift productivity and position the U.S. for continued economic growth into the future. Based on the economic backdrop, we believe we’ll continue to show solid growth and will have a positive bias for equities.

1

HVIA focuses on changes to S&P 500 revenues and earnings as they are, in our opinion, the main driver of stocks over the longer term. The equity markets are expecting to have strong growth in revenues but a slower growth in earnings due to the contraction of margins. Again, the current environment may have the economy outpacing the growth of stock prices. HVIA is continuing to anticipate earnings growth in 2019 which is likely stronger in the back half of 2019. A last thought is that we believe that we are still in the midst of an economic expansion with corporate profits staying buoyant which is the current environment.

Current Market and Economic Conditions

At February 28th, 2019, the current economy is solid. Bond market spreads between high yield and U.S. Treasuries provide insight into the level of perceived risk and remained at low levels. The tempered level of risk can also be inferred by economic indicators which are pointing to solid insight from both consumer and business statistics. Earnings estimates are expected to slow from extremely strong 2018 results but will be positive on a year over year basis while valuations appear fair. The outlook is for stronger revenue growth into 2019 while earnings are expected to be solid but at a slower growth rate relative to revenues.

President Trump has provided unexpected risks due to reworking trade agreements and political relationships. His adversarial tone on many fronts has increased uncertainty and has hurt stock prices in the short term. We believe that earnings are the ultimate arbiter of stock prices. Over time we believe that the higher earnings we expect should propel prices higher. In addition, we anticipate the growth of overseas markets capital to rebound once agreements with China and Europe are in place. This will help solidify company’s willingness to expand investment which may have been delayed over the past few quarters.

We look to the yield curve maintaining a positive slope which points to a continued expectation of economic improvement by fixed income markets. Commodity prices have been in a trading range but should see improvement in the back half of the year. Economic strength should continue as PMI’s, employment and confidence measures are all indicating solid levels of future growth.

Our stock selection is focused on continued economic vitality. We aren’t expecting multiple expansion but continued growth of earnings that should help improve prices. We continue to overweight areas such as Communication Services, Healthcare and Consumer Discretionary as growth in select areas continues to perform. Many individual names have benefited from operating leverage and the support of a strong overall economy.

Investment Philosophy and Performance

Over the first quarter through February 28, 2019, HVEIX is up 12.83% versus 11.48%for the S&P 500 total return. We are investing with an eye for the longer term, which means over 18 months. Our focus is on stocks that are showing improving asset utilization, margin expansion and the efficient use of capital. This can be summed up in an improving Return on Equity, (which is a measure of how well a company uses investments to generate earnings), but are trading at a discount to their historical growth or that of the industry group.

2

For the year ended February 28th, 2019, HVEIX is up 4.34% versus 4.68% for the S&P 500 total return. The following three positions had the largest positive impact on the Fund’s performance during the period:

a)	Eli Lilly & Co. LLY (+67.75%)

b)	AutoZone Inc. AZO (+41.26%)

c)	AES Corp. AES (+64.53%)

Since inception the Fund invested in stocks that are trading at a discount to their growth rate. We have been benefitting from investments made over 12 months ago. We believe that economic growth will continue and should benefit the overall portfolio. The company that had the best return over the period was Eli Lilly & Co. due to growth in its diabetes drug Trulicity which continue to outpace revenue expectations. We expect that the company is well positioned with other drugs and will increase its revenues over the coming year. AutoZone, Inc. rebounded after a number of quarters that it was impacted by slowing sales which reaccelerated in the back half of calendar 2018. The rebound was due in part to greater productivity as the company has switched to daily deliveries and a relatively tough winter that helps the auto parts market. Lastly was AES Corp. The company monetized assets in Latin America which is allowing for the pay down of debt and improve company cash flow.

The following positions had the greatest negative impact on the Fund through February 28, 2019:

a)	eBay Inc. EBAY (-32.55%)

b)	Goldman Sachs Group Inc. GS (-29.22%)

c)	Goodyear Tire & Rubber Co. GT (-28.04%)

The markets took down eBay Inc. as it provided a poor outlook over the past year. The company has also been hurt by Amazon which went after its marketplace product, increased perceived risks and lowered the company’s multiple investors were willing to pay. Goldman Sachs Group, Inc. also was negatively impacted as overall trading revenue was not as strong as in past cycles and the company did not have as big an improvement from other areas to offset the trading slowdown. Lastly, Goodyear Tire and Rubber Co. had the double whammy of an increase in costs across the industry which produced an oversupply of tires that needed to be discounted. This lowered the average overall price that the company received on its tires. The cost of tires has increased due to technology that has been added over the past few years. Although we believe the company is well positioned within the industry, the secular industry headwinds will overshadow the particular company benefits.

Sincerely,

Gustave J. Scacco
Portfolio Manager

3

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-209-8710.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-209-8710 and a copy will be sent to you free of charge or visit the Fund’s website at www.hviafunds.com. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of February 28, 2019, please see the Schedule of Investments section of the annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

4

HVIA EQUITY FUND
PERFORMANCE INFORMATION
February 28, 2019 (Unaudited)

Comparison of the Change in Value of a $25,000 Investment in
HVIA Equity Fund - Institutional Class versus the S&P 500® Index

Average Annual Total Returns (for the periods ended February 28, 2019)
	1 Year	Since Inception(b)
HVIA Equity Fund - Institutional Class(a)	4.34%	14.53%
S&P 500® Index	4.68%	13.38%

(a)	The Fund's total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on October 3, 2016.

5

HVIA EQUITY FUND
PORTFOLIO INFORMATION
February 28, 2019 (Unaudited)

Sector Diversification (% of Net Assets)

Top 10 Equity Holdings

Security Description	% of Net Assets
Marsh & McLennan Companies, Inc.	3.4%
CSX Corporation	3.3%
Xilinx, Inc.	3.1%
Danaher Corporation	2.9%
Walt Disney Company (The)	2.8%
Microsoft Corporation	2.7%
salesforce.com, Inc.	2.7%
Alphabet, Inc. - Class C	2.7%
Dollar General Corporation	2.6%
ConocoPhillips	2.6%

6

HVIA EQUITY FUND SCHEDULE OF INVESTMENTS February 28, 2019
COMMON STOCKS — 96.9%	Shares	Value
Communication Services — 12.7%
Diversified Telecommunication Services — 2.5%
Verizon Communications, Inc.	7,700	$438,284

Entertainment — 2.8%
Walt Disney Company (The)	4,500	507,780

Interactive Media & Services — 5.2%
Alphabet, Inc. - Class C (a)	435	487,165
Facebook, Inc. - Class A (a)	2,800	452,060
		939,225
Media — 2.2%
Comcast Corporation - Class A	10,000	386,700

Consumer Discretionary — 17.1%
Hotels, Restaurants & Leisure — 4.1%
Royal Caribbean Cruises Ltd.	2,835	335,891
Starbucks Corporation	5,700	400,482
		736,373
Household Durables — 1.2%
Lennar Corporation - Class A	4,400	211,112

Internet & Direct Marketing Retail — 2.3%
Amazon.com, Inc. (a)	250	409,957

Multi-Line Retail — 2.6%
Dollar General Corporation	4,000	473,840

Specialty Retail — 4.7%
AutoZone, Inc. (a)	445	417,842
CarMax, Inc. (a)	3,175	197,167
Home Depot, Inc. (The)	1,275	236,054
		851,063
Textiles, Apparel & Luxury Goods — 2.2%
NIKE, Inc. - Class B	4,500	385,785

Consumer Staples — 3.5%
Beverages — 1.2%
PepsiCo, Inc.	1,850	213,934

7

HVIA EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.9% (Continued)	Shares	Value
Consumer Staples — 3.5% (Continued)
Food Products — 1.2%
Mondelēz International, Inc. - Class A	4,400	$207,504

Personal Products — 1.1%
Estée Lauder Companies, Inc. (The) - Class A	1,300	204,022

Energy — 8.4%
Oil, Gas & Consumable Fuels — 8.4%
Cabot Oil & Gas Corporation	12,000	295,440
ConocoPhillips	6,900	468,165
Enbridge, Inc.	6,306	233,259
Exxon Mobil Corporation	2,150	169,914
Williams Companies, Inc. (The)	12,600	336,294
		1,503,072
Financials — 10.6%
Banks — 6.4%
Bank of America Corporation	10,000	290,800
BB&T Corporation	4,300	219,171
JPMorgan Chase & Company	3,350	349,606
SunTrust Banks, Inc.	4,550	295,159
		1,154,736
Capital Markets — 0.8%
Morgan Stanley	3,500	146,930

Insurance — 3.4%
Marsh & McLennan Companies, Inc.	6,500	604,630

Health Care — 15.2%
Health Care Equipment & Supplies — 4.6%
Danaher Corporation	4,150	527,133
Medtronic plc	3,200	289,600
		816,733
Health Care Providers & Services — 2.2%
UnitedHealth Group, Inc.	1,625	393,608

Life Sciences Tools & Services — 5.6%
Illumina, Inc. (a)	1,225	383,143
PerkinElmer, Inc.	3,350	315,436
Thermo Fisher Scientific, Inc.	1,200	311,484
		1,010,063

8

HVIA EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.9% (Continued)	Shares	Value
Health Care — 15.2% (Continued)
Pharmaceuticals — 2.8%
Eli Lilly & Company	2,300	$290,467
Pfizer, Inc.	5,000	216,750
		507,217
Industrials — 8.2%
Air Freight & Logistics — 1.8%
FedEx Corporation	1,800	325,800

Machinery — 3.1%
Lincoln Electric Holdings, Inc.	3,850	332,717
Oshkosh Corporation	2,750	213,978
		546,695
Road & Rail — 3.3%
CSX Corporation	8,100	588,627

Information Technology — 14.3%
IT Services — 2.0%
Visa, Inc. - Class A	2,400	355,488

Semiconductors & Semiconductor Equipment — 3.1%
Xilinx, Inc.	4,440	556,332

Software — 7.8%
Adobe, Inc. (a)	1,600	420,000
Microsoft Corporation	4,400	492,932
salesforce.com, Inc. (a)	3,000	490,950
		1,403,882
Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.	1,470	254,530

Materials — 1.4%
Chemicals — 1.4%
Sherwin-Williams Company (The)	595	257,754

Real Estate — 3.1%
Equity Real Estate Investment Trusts (REITs) — 3.1%
Prologis, Inc.	2,400	168,144
Simon Property Group, Inc.	2,100	380,436
		548,580

9

HVIA EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 96.9% (Continued)	Shares	Value
Utilities — 2.4%
Electric Utilities — 1.2%
Duke Energy Corporation	2,500	$224,150

Independent Power and Renewable Electricity Producers — 1.2%
AES Corporation	12,400	213,652

Total Investments at Value — 96.9% (Cost $14,011,957)		$17,378,058

Other Assets in Excess of Liabilities — 3.1%		550,596

Net Assets — 100.0%		$17,928,654

(a)	Non-income producing security.
See accompanying notes to financial statements.

10

HVIA EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES February 28, 2019
ASSETS
Investments in securities:
At cost	$14,011,957
At value (Note 2)	$17,378,058
Cash (Note 2)	528,707
Receivable from Adviser (Note 4)	2,183
Dividends and interest receivable	26,609
Other assets	6,821
TOTAL ASSETS	17,942,378

LIABILITIES
Payable to administrator (Note 4)	7,630
Other accrued expenses	6,094
TOTAL LIABILITIES	13,724

NET ASSETS	$17,928,654

NET ASSETS CONSIST OF:
Paid-in capital	$14,561,447
Accumulated earnings	3,367,207
NET ASSETS	$17,928,654

PRICING OF INSTITUTIONAL SHARES (NOTE 1)
Net assets applicable to Institutional Shares	$17,928,654
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	1,349,994

Net asset value, offering price and redemption price per share (Note 2)	$13.28

See accompanying notes to financial statements.

11

HVIA EQUITY FUND STATEMENT OF OPERATIONS For the Year Ended February 28, 2019
INVESTMENT INCOME
Dividends	$284,649
Foreign witholding taxes on dividends	(1,820)
TOTAL INVESTMENT INCOME	282,829

EXPENSES
Investment advisory fees (Note 4)	123,615
Professional fees	45,346
Fund accounting fees (Note 4)	29,921
Administration fees (Note 4)	28,250
Transfer agent fees (Note 4)	18,000
Registration and filing fees	13,285
Compliance fees (Note 4)	12,000
Trustees' fees (Note 4)	10,744
Custody and bank service fees	9,514
Printing of shareholder reports	5,128
Postage and supplies	4,262
Insurance expense	2,782
Pricing fees	1,386
Other expenses	7,453
TOTAL EXPENSES	311,686
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(146,308)
NET EXPENSES	165,378

NET INVESTMENT INCOME	117,451

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	383,774
Foreign currency transactions	(1,173)
Net change in unrealized appreciation (depreciation) on:
Investments	191,806
Foreign currency translations	73
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	574,480

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$691,931

See accompanying notes to financial statements.

12

HVIA EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended February 28, 2019	Year Ended February 28, 2018(a)
FROM OPERATIONS
Net investment income	$117,451	$69,222
Net realized gains (losses) from:
Investments	383,774	57,478
Foreign currency transactions	(1,173)	(195)
Net change in unrealized appreciation (depreciation) on:
Investments	191,806	1,844,138
Foreign currency translation	73	(39)
Net increase in net assets resulting from operations	691,931	1,970,604

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional Shares	(543,722)	(101,806)

CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	3,813,349	2,701,090
Net asset value of shares issued in reinvestment of distributions to shareholders	1,550	54
Payments for shares redeemed	(1,092,996)	(891,941)
Net increase in Institutional Shares net assets from capital share transactions	2,721,903	1,809,203

TOTAL INCREASE IN NET ASSETS	2,870,112	3,678,001

NET ASSETS
Beginning of year	15,058,542	11,380,541
End of year	$17,928,654	$15,058,542

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	289,053	215,889
Shares reinvested	132	4
Shares redeemed	(82,962)	(71,246)
Net increase in shares outstanding	206,223	144,647
Shares outstanding at beginning of year	1,143,771	999,124
Shares outstanding at end of year	1,349,994	1,143,771

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended February 28, 2018, distributions to shareholders for Institutional Shares consisted of $66,697 and $35,109 of net investment income and net realized gains on investments, respectively. Undistributed net investment income as of February 28, 2018 was $9,446.

See accompanying notes to financial statements.

13

HVIA EQUITY FUND INSTITUTIONAL SHARES FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended February 28, 2019	Year Ended February 28, 2018	Period Ended February 28, 2017(a)
Net asset value at beginning of year	$13.17	$11.39	$10.00

Income from investment operations:
Net investment income	0.09	0.06	0.02
Net realized and unrealized gains on investments and foreign currencies	0.43	1.81	1.39
Total from investment operations	0.52	1.87	1.41

Less distributions:
From net investment income	(0.08)	(0.06)	(0.02)
From net realized gains	(0.33)	(0.03)	—
Total distributions	(0.41)	(0.09)	(0.02)

Net asset value at end of year	$13.28	$13.17	$11.39

Total return (b)	4.34%	16.45%	14.06	%(c)

Net assets at end of year (000's)	$17,929	$15,059	$11,381

Ratios/supplementary data:
Ratio of total expenses to average net assets	1.86%	2.11%	2.36	%(d)

Ratio of net expenses to average net assets (e)	0.99%	0.99%	0.99	%(d)

Ratio of net investment income to average net assets (e)	0.70%	0.53%	0.56	%(d)

Portfolio turnover rate	29%	4%	2	%(c)

(a)	Represents the period from the commencement of operations (October 3, 2016) through February 28, 2017.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholders would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(c)	Not annualized.
(d)	Annualized.
(e)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
See accompanying notes to financial statements.

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HVIA EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2019

1. Organization

HVIA Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek growth at a reasonable price.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads or distribution fees and subject to a $25,000 initial investment requirement). As of February 28, 2019, the Investor Class shares (to be sold without any sales load, but subject to a distribution fee of up to 0.25% of the class’ average daily net assets and subject to a $2,500 initial investment requirement) are not currently offered. When both classes are offered, each share class will represent an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

The following is a summary of the Fund’s significant accounting policies. The policies are in conformity with GAAP. The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.”

Recent accounting pronouncement – In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund values its common stocks on the basis of the security’s last sale price on the security’s primary

15

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. The Fund values securities traded in the over-the-counter market at the last sale price, if available, otherwise at the most recently quoted mean price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value pursuant to procedures established by and under the direction of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks	$17,378,058	$—	$—	$17,378,058

Refer to the Fund’s Schedule of Investments for a listing of common stocks by industry type. As of February 28, 2019, the Fund did not have any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3).

16

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.

The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Cash account – The Fund’s cash is held in a bank account with balances which may exceed the amount covered by federal deposit insurance. As of February 28, 2019, the cash balance reflected on the Statement of Assets and Liabilities represents the amount held in a deposit sweep account.

Share valuation – The NAV per share of each class of the Fund is calculated daily by dividing the total value of its assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

17

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – The Fund will distribute to shareholders any net investment income dividends and net realized capital gains distributions at least once each year. The amount of such dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the Fund’s distributions during the years ended February 28, 2019 and 2018 was as follows:

Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
February 28, 2019	$126,209	$417,513	$543,722
February 28, 2018	$101,806	$—	$101,806

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions which affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2019:

Tax cost of portfolio investments	$14,011,957
Gross unrealized appreciation	$3,580,656
Gross unrealized depreciation	(214,555)
Net unrealized appreciation	3,366,101
Net unrealized appreciation of assets in foreign currencies	34
Undistributed ordinary income	23,248
Accumulated capital and other losses	(22,176)
Accumulated earnings	$3,367,207

18

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Qualified late year capital losses incurred after October 31, 2018 and within the current taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended February 28, 2019, the Fund deferred $22,176 of late year capital losses to March 1, 2019 for federal income tax purposes.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” of being sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended February 28, 2019, cost of purchases and proceeds from sales of investment securities, other than short-term investments, amounted to $7,489,068 and $4,553,552, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by Hudson Valley Investment Advisors, Inc. (the “Adviser”) pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.74% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”), the Adviser has contractually agreed, until July 1, 2020, to reduce investment advisory fees and reimburse other expenses to the extent necessary to limit total annual operating expenses (exclusive of brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses, extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.99% of average daily net assets. Accordingly, the Adviser did not collect any of its investment advisory fees and, in addition, reimbursed other operating expenses totaling $22,693 during the year ended February 28, 2019.

19

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided the repayments do not cause total annual operating expenses to exceed: (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of February 28, 2019, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements in the amount of $345,679 no later than the dates listed below:

February 29, 2020	$53,835
February 28, 2021	$145,536
February 28, 2022	$146,308

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Effective August 1, 2018, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to August 1, 2018, each Independent Trustee received a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

20

HVIA EQUITY FUND NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDER OF FUND SHARES

As of February 28, 2019, the following shareholder owned of record more than 25% of the outstanding shares of the Fund:

NAME OF RECORD OWNER	% Ownership
Pershing, LLC (for the benefit of its customers)	99.9%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

21

HVIA EQUITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of HVIA Equity Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of HVIA Equity Fund (the “Fund”), a series of Ultimus Managers Trust, as of February 28, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
April 25, 2019

22

HVIA EQUITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 1, 2018) and held until the end of the period (February 28, 2019).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

23

HVIA EQUITY FUND ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

Institutional Class	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Net Expense Ratio (a)	Expenses Paid During Period (b)
Based on Actual Fund Return	$ 1,000.00	$ 981.60	0.99%	$ 4.86
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.89	0.99%	$ 4.96

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied 181/365 (to reflect the one-half year period).

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended February 28, 2019, the Fund designated $417,523 as long-term capital gain distributions.

Qualified Dividend Income – The Fund designates 100%, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income.

Dividends Received Deduction – Corporate shareholders are generally entitled to take the dividends received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal year 2019 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

24

HVIA EQUITY FUND OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-209-8710, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-209-8710, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-209-8710. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

25

HVIA EQUITY FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Unless otherwise noted, each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director (1999 to present), Vice Chairman (February 2019 to present), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	17	None
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired (2013) financial services executive	17	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly the Standard Register Company) from 2011 to 2016	17	None
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairman (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	17	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because of his relationship with the Trust’s administrator, transfer agent and distributor.

26

HVIA EQUITY FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since April 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI LBAR Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

Relationship Management Director and Vice President of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and Assistant Vice President of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer of United States Navy (May 1989 to June 2017); Business Project Manager of Vantiv, Inc. (February 2013 to March 2014)

Jennifer L. Leamer Year of Birth: 1976	Since April 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Mutual Fund Controller (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	Senior Attorney of Ultimus Fund Solutions, LLC (2018 to present): General Counsel of The Nottingham Company (2014 to 2018)
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)

27

HVIA EQUITY FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Charles C. Black Year of Birth: 1979	Since April 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager at Touchstone Mutual Funds (2013 to 2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-888-209-8710.

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LADDER SELECT BOND FUND

INSTITUTIONAL CLASS (LSBIX)

Managed by
Ladder Capital Asset Management LLC

ANNUAL REPORT

February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-859-5867 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-859-5867. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

LADDER SELECT BOND FUND LETTER TO SHAREHOLDERS	April 2019

For the annual period ended February 28th, 2019, the Ladder Select Bond Fund (the “Fund”) returned 2.51%. For the same period, the Fund’s benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index (the “Benchmark”), returned 3.22%, resulting in the Fund underperforming the Benchmark by 0.71%. For the quarter ending February 28th, 2018, the Fund returned 0.74% compared to the Benchmark return of 2.30%, underperforming by 1.56%. For the period since the Fund’s inception beginning on October 18th, 2016, the Fund returned 5.76% cumulative compared to the Benchmark cumulative return of 2.07%, outperforming by 3.69%.

The Fund seeks to capitalize on the sector-specific knowledge of commercial real estate (“CRE”) and commercial mortgage-backed securities (“CMBS”) of its adviser, Ladder Capital Asset Management (“LCAM”), to select investments that satisfy the Fund’s investment objective of seeking a combination of current income and capital preservation.

The underperformance of the Fund versus its benchmark was driven primarily by the two following positions during the period:

AREIT 2018-CRE2 B – A $597 million static CRE CLO sponsored by Silverpeak Argentic with 22 floating-rate CRE 1st mortgage loans. The class B security is rated ‘AA-‘ by Kroll Bond Rating Agency, Inc. During the period, spreads on CRE CLO debt widened as volatility and correlations to the corporate CLO market increased spreads.

LNCR 2018-CRE1 A – A $1.05 billion managed CRE CLO sponsored by LoanCore with 27 floating-rate CRE 1st mortgage loans at issuance. The Class A security is rated ‘AAA/Aaa’ by KBRA/Moody’s. During the period, spreads on CRE CLO debt widened as volatility and correlations to the corporate CLO market increased spreads.

The Fund’s exposure to short-term fixed rate investments with average lives less than two years such as COMM 2015-CR23 CMB and COMM 2015-CR23 CMD, along with floating rate positions nearing maturity such as COMM 2014-TWC B, partially offset the Fund’s overall underperformance versus its Benchmark.

The Fund focused on minimizing its exposure to potential interest rate movements by investing primarily in securities with durations inside of three years and floating rate investments indexed to 1-Month USD Libor. The Fund ended the period with a portfolio comprised of 45.7% floating rate securities, 45.8% fixed rate securities, 1% REIT equities and 7.5% cash diversified amongst its 35 debt securities and 1 equity position. To further mitigate the portfolio’s exposure to interest rate movements, the Fund employed hedging strategies using derivatives. At the end of the period, the Fund’s portfolio included short positions in 5-year interest rate swap futures contracts and 2-year Treasury futures contract.

Market Environment:

Over the Fund’s annual period, the Treasury curve exhibited significant volatility while aggressively flattening, and over the past quarter ended February 28th, 2019, Treasury yields have moved considerably lower. For these reasons it is important to consider both

1

the year-over-year move in interest rates along with the intra-year highs across the Treasury curve. During this timeframe, the 3-month Treasury bill yield was 78 basis points higher, closing at 2.43% (intra-year high of 2.44% on February 21st, 2019); the 2-year Treasury yield was 26 basis points higher, closing at 2.51% (intra-year high of 2.96% on November 8th, 2018); the 5-year Treasury yield decreased by 13 basis points, closing at 2.51% (intra-year high of 3.09% on November 8th, 2018); the 10-year Treasury yield decreased by 15 basis points, closing at 2.72% (intra-year high of 3.24% on November 8th, 2018); and the 30-year Treasury yield decreased by 4 basis points, closing at 3.08% (intra-year high of 3.45 on November 2nd, 2018).

The annual period was a tale of two different stories. During the period through November of 2018, interest rates rose on the reality and continued expectation of strong U.S. GDP growth. During the final months of 2018, as demonstrated by Treasury curve yields achieving intra-year highs in November, market expectations quickly changed on softening economic data, a December Federal Open Market Committee meeting which tightened monetary policy another 25bps irrespective of the market’s view that such action was not necessary, and a continuing trade war with China resulting in negative economic effects globally.

The CMBS investment grade credit curve steepened during the annual period, with on the run last cash flow AAAs wider by 29 basis points and on the run BBB- bonds wider by 40 basis points according to Deutsche Bank Research. In addition, negative sentiment towards credit risk and increased market volatility in Q4 2018 along with the resulting ‘flight to quality’ rally in Treasury prices caused credit spreads to widen. Intermediate and shorter duration credit spreads performed well, however, with 2013 last cash flow AAA bonds, which LCAM looks at as an example of intermediate-duration performance, being unchanged over the annual period.

New issue domestic CMBS ended 2018 at $91 billion versus year end 2017 volume of $94.1 billion. Year to date 2019 volume is $15.4 billion vs 2018 volume during the same period of $19.4 billion (sources: Wells Fargo 3.15.19; Commercial Mortgage Alert 3.22.19). Our expectations for 2019 were for an issuance decrease of 10% to 20% due to interest rates and property cash flow dynamics negating the value of refinancing and the complete lack of balloon maturities coming due as CMBS issuance during the years of 2009 and 2010 were non-existent.

Outlook:

Entering 2019, LCAM would like to note that while we seem to have witnessed a V-shaped recovery in the U.S. equity markets from January 2019 to present, interest rates still have not returned to where they were in early November 2018. The yield on the 10-year Treasury today is 2.50%, which is 74 basis point lower than its high on November 8th, 2018. We would also note that the 2-year Treasury yield is inverted against the 5-year Treasury yield and the yield curve as mentioned previously is quite flat. All of this makes us cautious looking forward to the remainder of 2019 and what lies ahead for the U.S. economy.

Consistent with its capital preservation objective, the Fund will continue its strategy of investing in CRE debt exhibiting strong fundamental credit metrics while focusing on relative value within each respective transaction’s capital structure. The Fund will also continue to be cautious in respect to credit as the later stages of the current expansion are

2

now defined by a slowing global economy, trade war with China, a possible hard Brexit, and a U.S. Federal Reserve that has quickly pivoted from an aggressive schedule of interest rate hikes expected in 2019 to indicating at the most recent FOMC meeting that they do not expect to raise rates during the 2019 calendar year.

On behalf of everyone at Ladder Capital Asset Management, we thank you for investing with us. We look forward to the Fund’s continued success.

Sincerely,

Brian Harris	Craig Sedmak
Principal Executive Officer and Portfolio Manager	Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-859-5867.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit the Fund’s website at www.ladderfunds.com or call 1-888-859-5867 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of February 28, 2019, please see the Schedule of Investments section of the annual report. The opinions of the Adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

3

LADDER SELECT BOND FUND
PERFORMANCE INFORMATION
February 28, 2019 (Unaudited)

Comparison of the Change in Value of a $100,000 Investment in
Ladder Select Bond Fund - Institutional Class versus the
Bloomberg Barclays Intermediate Government/Credit Bond Index

Average Annual Total Returns (for the periods ended February 28, 2019)
	1 Year	Since Inception(b)
Ladder Select Bond Fund - Institutional Class (a)	2.51%	2.40%
Bloomberg Barclays Intermediate Government/Credit Bond Index	3.22%	0.87%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on October 18, 2016.

4

LADDER SELECT BOND FUND
PORTFOLIO INFORMATION
February 28, 2019 (Unaudited)

Portfolio Allocation (% of Net Assets)

Top 10 Long-Term Holdings

Security Description	% of Net Assets
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A3FL, 144A, 3.548% (a), due 06/15/2049	13.1%
Commercial Mortgage Trust, Series 2015-CR23, Class CMD, 144A, 3.684% (a), due 05/10/2048	7.9%
Hudson's Bay Simon JV Trust, Series 2015-HBFL, Class AFL, 144A, 4.343% (a), due 08/05/2034	7.0%
Commercial Mortgage Trust, Series 2014-TWC, Class B, 144A, 4.099% (a), due 02/13/2032	5.7%
Commercial Mortgage Trust, Series 2015-CR23, Class CMB, 144A, 3.684% (a), due 05/10/2048	5.4%
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class B, 4.142%, due 10/15/2045	4.6%
JPMorgan Chase Commercial Mortgage Securities, Series 2018-WPT, Class DFL, 144A, 4.732% (a), due 07/05/2023	4.1%
AREIT CRE Trust, Series 2018-CRE2, Class B, 144A, 3.884% (a), due 11/14/2035	3.9%
Starwood Property Trust, Inc., 3.625%, due 02/01/2021	3.9%
Latitude Management Real Estate Capital, Series 2015-CR1I, Class BR, 4.740% (a), due 02/22/2032	3.8%

(a)	Variable rate security. The rate shown is the effective interest rate as of February 28, 2019.

5

LADDER SELECT BOND FUND SCHEDULE OF INVESTMENTS February 28, 2019
MORTGAGE-BACKED SECURITIES — 94.1%	Coupon	Maturity	Par Value	Value
Commercial — 94.1%
AREIT CRE Trust, Series 2018-CRE2, Class B, 144A (1MO LIBOR + 140) (a)	3.884%	11/14/35	$748,805	$745,727
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class A, 144A	3.357%	04/10/29	500,000	498,848
Colony American Finance Ltd., Series 2016-1, Class C, 144A	4.638%	06/15/48	250,000	249,944
Commercial Mortgage Asset Trust, IO, Series 1999-C2, Class X (a)	2.041%	11/17/32	264,125	193
Commercial Mortgage Trust, Series 2014-TWC, Class B, 144A (1MO LIBOR + 160) (a)	4.099%	02/13/32	1,100,000	1,102,747
Commercial Mortgage Trust, Series 2012-LC4, Class AM	4.063%	12/10/44	550,000	562,302
Commercial Mortgage Trust, Series 2013-LC6, Class AM	3.282%	01/10/46	212,000	211,964
Commercial Mortgage Trust, Series 2013-LC6, Class B	3.739%	01/10/46	50,000	50,243
Commercial Mortgage Trust, Series 2013-LC13, Class AM, 144A	4.557%	08/10/46	346,000	363,048
Commercial Mortgage Trust, Series 2015-CR23, Class CMB, 144A (a)	3.684%	05/10/48	1,040,000	1,045,576
Commercial Mortgage Trust, Series 2015-CR23, Class CMD, 144A (a)	3.684%	05/10/48	1,531,000	1,525,092
Goldman Sachs Mortgage Securities Trust, Series 2018-HART, Class C, 144A (1MO LIBOR + 170) (a)	4.210%	10/15/31	500,000	498,937
Goldman Sachs Mortgage Securities Trust, IO, Series 2005-ROCK, Class X1, 144A (a)	0.207%	05/03/32	14,016,000	218,308
Goldman Sachs Mortgage Securities Trust, IO, Series 2018-FBLU, Class XCP (a)	0.166%	11/15/35	98,481,000	112,623
Home Partners of America Trust, Series 2017-1, Class B, 144A (1MO LIBOR + 135) (a)	3.858%	07/17/34	300,000	299,518
Hudson's Bay Simon JV Trust, Series 2015-HBFL, Class AFL, 144A (1MO LIBOR + 158) (a)	4.343%	08/05/34	1,350,000	1,352,807

6

LADDER SELECT BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 94.1% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 94.1% (Continued)
JPMorgan Chase Commercial Mortgage Securities, Series 2018-WPT, Class DFL, 144A (a)	4.732%	07/05/23	$790,000	$788,022
Ladder Capital Commercial Mortgage Securities, LLC, Series 2014-PKMD, Class MRC, 144A (a)	2.857%	11/14/27	22,000	21,887
Ladder Capital Commercial Mortgage Securities, LLC, Series 2014-909, Class D, 144A (a)	3.898%	05/01/31	625,000	624,724
Latitude Management Real Estate Capital, Series 2015-CR1I, Class BR (a)	4.740%	02/22/32	732,000	730,947
LoanCore Capital Credit Advisor, LLC, Series 2018-CRE1, Class A, 144A (1MO LIBOR + 113) (a)	3.619%	05/15/28	500,000	499,528
Marathon CRE Issuer Ltd., Series 2018-FL1, Class A, 144A (1MO LIBOR + 115) (a)	3.639%	06/15/28	500,000	498,908
Morgan Stanley Capital Group Trust, Series 2016-SNR, Class A, 144A (a)	3.348%	11/15/34	568,026	555,841
Morgan Stanley Capital I Trust, IO, Series 2014-CPT, Class XA, 144A (a)	0.089%	07/13/29	35,000,000	94,637
Morgan Stanley Capital I Trust, IO, Series 2004-IQ8, Class X1, 144A (a)	0.856%	06/15/40	3,032,529	34,726
MTRO Commercial Mortgage Trust, IO, Series 2019-TECI, Class XCP (a)(b)	0.438%	12/15/33	36,000,000	141,239
Progress Residential Trust, Series 2015-SFR2, Class A, 144A	2.740%	06/12/32	98,232	97,325
Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class D, 144A (1MO LIBOR + 200) (a)	4.512%	11/11/34	421,114	422,162
VNO Mortgage Trust, Series 2013-PENN, Class B, 144A (a)	3.947%	12/13/29	500,000	504,186
VNO Mortgage Trust, Series 2013-PENN, Class D, 144A (a)	3.947%	12/13/29	400,000	400,144
Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class C, 144A (a)	2.710%	03/18/28	500,000	494,986
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class B	4.142%	10/15/45	882,000	895,553
Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A3FL, 144A (1MO LIBOR + 100) (a)	3.548%	06/15/49	2,500,000	2,528,457

7

LADDER SELECT BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MORTGAGE-BACKED SECURITIES — 94.1% (Continued)	Coupon	Maturity	Par Value	Value
Commercial — 94.1% (Continued)
WTC Depositor, LLC Trust, Series 2012-7WTC, Class B, 144A	5.965%	03/13/31	$52,009	$52,032
Total Mortgage-Backed Securities (Cost $18,266,594)				$18,223,181

CORPORATE BONDS — 3.9%	Coupon	Maturity	Par Value	Value
Financials — 3.9%
Starwood Property Trust, Inc. (Cost $735,045)	3.625%	02/01/21	$750,000	$745,312

COMMON STOCKS — 1.0%	Shares	Value
Financials — 1.0%
Mortgage Real Estate Investment Trusts (REITs) — 1.0%
New Residential Investment Corporation (Cost $203,038)	12,128	$200,597

8

LADDER SELECT BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 7.9%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 2.29% (c) (Cost $1,520,067)	1,520,067	$1,520,067

Investments at Value — 106.9% (Cost $20,724,744)		$20,689,157

Liabilities in Excess of Other Assets — (6.9%)		(1,330,496)

Net Assets — 100.0%		$19,358,661

144A -

This security was purchased in a transaction exempt from registration pursuant to Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total value of such securities is $15,518,117 as of February 28, 2019, representing 80.2% of net assets.

LIBOR -	London interbank offered rate. The 1MO LIBOR rate is 2.4904% as of February 28, 2019.
IO -	Interest only strip. Par value shown is the notional value, not a true par value.

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of February 28, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)

Security value has been determined in good faith pursuant to procedures adopted by the Board of Trustees. The total value of such securities is $141,239 as of February 28, 2019, representing 0.7% of net assets (Note 2).

(c)	The rate shown is the 7-day effective yield as of February 28, 2019.
See accompanying notes to financial statements.

9

LADDER SELECT BOND FUND SCHEDULE OF FUTURES CONTRACTS SOLD SHORT February 28, 2019
FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)
Swap Futures
Primary Fixed Rate 5-Year USD Deliverable Interest Rate Swap Future	34	3/18/2019	$3,426,031	$(49,241)

Treasury Futures
2-Year U.S. Treasury Note Future	3	6/28/2019	636,516	412

Total Futures Contracts Sold Short			$4,062,547	$(48,829)

For the year ended February 28, 2019, the average monthly notional amount of futures contracts sold short was ($3,968,324) (Note 5).
See accompanying notes to financial statements.

10

LADDER SELECT BOND FUND STATEMENT OF ASSETS AND LIABILITIES February 28, 2019
ASSETS
Investments in securities:
At cost	$20,724,744
At value (Note 2)	$20,689,157
Margin deposits for futures contracts (Note 2)	95,981
Dividends and interest receivable	62,519
Other assets	6,225
Total assets	20,853,882

LIABILITIES
Net unrealized depreciation on futures contracts (Notes 2 and 5)	48,829
Payable for capital shares redeemed	1,962
Payable for investment securities purchased	1,427,633
Payable to Adviser (Note 4)	412
Payable to administrator (Note 4)	7,090
Other accrued expenses	9,295
Total liabilities	1,495,221

NET ASSETS	$19,358,661

NET ASSETS CONSIST OF:
Paid-in capital	$19,502,137
Accumulated deficit	(143,476)
NET ASSETS	$19,358,661

PRICING OF INSTITUTIONAL SHARES (Note 1)
Net assets applicable to Institutional Shares	$19,358,661
Shares of Institutional Shares outstanding (unlimited number of shares authorized, no par value)	1,955,553
Net asset value, offering price and redemption price per share (Note 2)	$9.90

See accompanying notes to financial statements.

11

LADDER SELECT BOND FUND STATEMENT OF OPERATIONS For the Year Ended February 28, 2019
INVESTMENT INCOME
Interest	$541,945
Dividends	17,859
Total investment income	559,804

EXPENSES
Investment advisory fees (Note 4)	111,184
Professional fees	47,873
Fund accounting fees (Note 4)	29,437
Administration fees (Note 4)	28,000
Pricing fees	17,487
Compliance fees (Note 4)	12,439
Transfer agent fees (Note 4)	12,000
Trustees’ fees and expenses (Note 4)	10,743
Registration and filing fees	7,355
Custody and bank service fees	7,066
Printing of shareholder reports	5,902
Postage and supplies	4,297
Insurance expense	2,758
Other expenses	6,569
Total expenses	303,110
Less fee reductions and expense reimbursements by the Adviser (Note 4)	(162,277)
Net expenses	140,833

NET INVESTMENT INCOME	418,971

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gains (losses) from:
Investments	(14,991)
Futures contracts (Note 5)	53,261
Net change in unrealized appreciation (depreciation) on:
Investments	37,218
Futures contracts (Note 5)	(107,671)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND FUTURES CONTRACTS	(32,183)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$386,788

See accompanying notes to financial statements.

12

LADDER SELECT BOND FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended February 28, 2019	Year Ended February 28, 2018 (a)
FROM OPERATIONS
Net investment income	$418,971	$288,169
Net realized gains (losses) from:
Investments	(14,991)	26,679
Futures contracts (Note 5)	53,261	13,341
Net change in unrealized appreciation (depreciation) on:
Investments	37,218	(104,279)
Futures contracts (Note 5)	(107,671)	59,744
Net increase in net assets from operations	386,788	283,654

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)
Institutional shares	(539,931)	(330,849)

FROM CAPITAL SHARE TRANSACTIONS
Institutional Shares
Proceeds from shares sold	6,054,341	1,268,844
Net asset value of shares issued in reinvestment of distributions to shareholders	539,931	326,022
Payments for shares redeemed	(106,350)	(898,737)
Net increase in Institutional Shares net assets from capital share transactions	6,487,922	696,129

TOTAL INCREASE IN NET ASSETS	6,334,779	648,934

NET ASSETS
Beginning of year	13,023,882	12,374,948
End of year	$19,358,661	$13,023,882

CAPITAL SHARE ACTIVITY
Institutional Shares
Shares sold	610,628	126,229
Shares reinvested	54,411	32,483
Shares redeemed	(10,726)	(89,326)
Net increase in shares outstanding	654,313	69,386
Shares outstanding at beginning of year	1,301,240	1,231,854
Shares outstanding at end of year	1,955,553	1,301,240

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended February 28, 2018, distributions to shareholders consisted of $296,787 and $34,062 of net investment income and net realized gains, respectively, to Institutional Shares. As of February 28, 2018, undistributed net investment income was $1,861.

See accompanying notes to financial statements.

13

LADDER SELECT BOND FUND INSTITUTIONAL SHARES FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended February 28, 2019	Year Ended February 28, 2018		Period Ended February 28, 2017 (a)
Net asset value at beginning of period	$10.01	$10.05		$10.00

Income (loss) from investment operations:
Net investment income	0.28	0.23		0.03
Net realized and unrealized gains (losses) on investments and futures contracts (b)	(0.03)	(0.00	)(c)	0.06
Total from investment operations	0.25	0.23		0.09

Less distributions:
From net investment income	(0.30)	(0.24)		(0.04)
From net realized gains	(0.06)	(0.03)		—
Total distributions	(0.36)	(0.27)		(0.04)

Net asset value at end of period	$9.90	$10.01		$10.05

Total return (d)	2.51%	2.30%		0.85	%(e)

Net assets at end of period (000’s)	$19,359	$13,024		$12,375

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.04%	2.17%		2.26	%(f)

Ratio of net expenses to average net assets (g)	0.95%	0.95%		0.95	%(f)

Ratio of net investment income to average net assets (g)	2.82%	2.32%		0.96	%(f)

Portfolio turnover rate	57%	85%		91	%(e)

(a)	Represents the period from the commencement of operations (October 18, 2016) through February 28, 2017.
(b)

Net realized and unrealized gains (losses) on investments and futures contracts per share are balancing amounts necessary to reconcile with the aggregate gains and losses on the Statement of Operations due to share transactions for the periods covered.

(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser had not reduced advisory fees and reimbursed expenses.

(e)	Not annualized.
(f)	Annualized.
(g)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 4).
See accompanying notes to financial statements.

14

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2019

1. Organization

Ladder Select Bond Fund (the “Fund”) is a non-diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek a combination of current income and capital preservation.

The Fund currently offers one class of shares: Institutional Class shares (sold without any sales loads or distribution fees and subject to a $100,000 initial investment requirement). As of February 28, 2019, the Advisor Class shares (to be sold without any sales loads, but subject to a distribution fee of up to 0.25% of the average daily net assets allocable to the Advisor Class and subject to a $2,500 initial investment requirement) are not currently offered. When both classes are offered, each share class will represent an ownership interest in the same investment portfolio.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with GAAP.

New accounting pronouncements – In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continues to accrete to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying ASU 2017-08.

15

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Securities and futures valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. The Fund’s fixed income securities, including mortgage-backed securities and corporate bonds, are typically valued using evaluated bid prices provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”). The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities in determining these prices. The methods used by the independent pricing service and the quality of valuations are reviewed by Ladder Capital Asset Management LLC (the “Adviser”), under the general supervision of the Board. The Fund values its futures contracts at their last sale price as of the close of regular trading on the New York Stock Exchange. Prices for these futures contracts are monitored daily by the Adviser until the close of regular trading to determine if fair valuation is required. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

Fixed income securities, including mortgage-backed securities and corporate bonds, held by the Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities, and interest rates, or other significant observable inputs when independent prices are not available. The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value

16

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of February 28, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Mortgage-Backed Securities	$—	$18,223,181	$—	$18,223,181
Corporate Bonds	—	745,312	—	745,312
Common Stocks	200,597	—	—	200,597
Money Market Funds	1,520,067	—	—	1,520,067
Total	$1,720,664	$18,968,493	$—	$20,689,157

Other Financial Instruments
Futures Contracts Sold Short	$(48,829)	$—	$—	$(48,829)

As of February 28, 2019, the Fund did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3).

Share valuation – The net asset value (“NAV”) per share of each class of the Fund is calculated daily by dividing the total value of the assets attributable to that class, less liabilities attributable to that class, by the number of shares outstanding of that class. The offering price and redemption price per share of each class of the Fund is equal to the NAV per share of such class.

Investment income – Interest income is accrued as earned. Discounts and premiums on fixed income securities purchased are accreted or amortized using the effective interest method. Payments received from interest-only strips (“IOs”) are included in interest income on the Statement of Operations. Because no principal will be received at the maturing of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are also included in interest income on the Statement of Operations. Realized gains and losses on paydowns of mortgage-backed securities are reflected in interest income on the Statement of Operations. Dividend income is recorded on the ex-dividend date.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

17

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders – Dividends from net investment income are declared and paid monthly to shareholders. Net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the Fund’s distributions during the years ended February 28, 2019 and 2018 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
February 28, 2019	$479,526	$60,405	$539,931
February 28, 2018	$331,269	$—	$331,269

On March 29, 2019, the Fund paid an ordinary income dividend of $0.0260 per share to shareholders of record on March 28, 2019.

Futures contracts – The Fund uses futures contracts to gain exposure to or to hedge against changes in interest rates, credit spreads, and other risks. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. When the Fund purchases or sells a futures contract, no price is paid to or received by the Fund. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 10% of the contract amount. This is called the “initial margin deposit.” Daily fluctuations in the fair value of the assets of the Fund are accumulated in an account each day. The total of this account is received or paid by the Fund when the position is closed. If market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. For additional information, see Note 5.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

18

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2019:

Tax cost of portfolio investments	$20,724,744
Gross unrealized appreciation	$62,355
Gross unrealized depreciation	(97,942)
Net unrealized depreciation on investments	(35,587)
Undistributed ordinary income	14,742
Accumulated capital and other losses	(122,631)
Accumulated deficit	$(143,476)

Specified capital losses incurred after October 31, 2018, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended February 28, 2019, the Fund intends to defer $122,631 of late-year capital losses to March 1, 2019 for income tax purposes.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax periods (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended February 28, 2019, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $15,000,352 and $8,344,706, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 0.75% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (“ELA”) between the Fund and the Adviser, the Adviser has contractually agreed, until July 31, 2020, to reduce investment advisory fees and reimburse other operating expenses in order to limit total annual operating

19

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

expenses (exclusive of portfolio transactions and other investment-related costs including brokerage costs; taxes; interest; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business) to an amount not exceeding 0.95% of average daily net assets for the Institutional Class shares. Accordingly, the Adviser did not collect any of its advisory fees and, in addition, reimbursed other operating expenses totaling $51,093 during the year ended February 28, 2019.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual operating expenses to exceed the lesser of: (i) the expense limitation then in effect, if any; and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of February 28, 2019, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements in the amount of $372,253 no later than the dates listed below:

February 29, 2020	$58,216
February 28, 2021	151,760
February 28, 2022	162,277
Total	$372,253

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Fund’s portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Effective August 1, 2018, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to August 1, 2018, each Independent Trustee received a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,200 annual

20

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

retainer from the Fund, paid quarterly. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

PRINCIPAL HOLDERS OF FUND SHARES

As of February 28, 2019, the following shareholders owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Ladder Capital Finance Portfolio II (affiliate of the Adviser)	55%
TD Ameritrade, Inc. (for the benefit of its clients)	32%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Derivatives Transactions

The Fund’s positions in derivative instruments as of February 28, 2019 are recorded in the following location on the Statement of Assets and Liabilities:

Derivative Investment Type	Risk	Location
Futures contracts sold short	Interest Rate	Net unrealized depreciation on futures contracts

The Fund’s transactions in derivative instruments during the year ended February 28, 2019 are recorded in the following location on the Statement of Operations:

Derivative Investment Type	Risk	Location
Futures contracts sold short	Interest Rate	Net realized gains (losses) from futures contracts Net change in unrealized appreciation (depreciation) on futures contracts

In the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral on a counterparty basis.

21

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

As of February 28, 2019, the offsetting of financial assets and liabilities is as follows:

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on Statement of Assets and Liabilities	Net Amounts Presented on Statement of Assets and Liabilities	Collateral Pledged*	Net Amount
Short futures contracts	$(49,241)	$412	$(48,829)	$48,829	$—
Total subject to a master netting or similar arrangement	$(49,241)	$412	$(48,829)	$48,829	$—

*	The amount is limited to the net amount of financial liabilities and accordingly does not include excess collateral pledged.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Risks Associated with Commercial Mortgage-Backed Securities (“CMBS”)

CMBS are securities that reflect an interest in, and are secured by, a pool of mortgage loans on commercial real property. The mortgage loan pool is transferred to a CMBS trust and distributed as various classes of CMBS (some of which are rated by nationally recognized statistical rating organizations). CMBS are a type of debt security and are subject to the risks generally associated with debt securities. CMBS are subject to credit risk, interest rate risk, prepayment risk, extension risk, and many of the risks of investing in the real estate that secures the underlying mortgage loans. The ability of borrowers to pay interest and repay principal on the mortgage loans held in a CMBS trust is not guaranteed and depends on the cash flows of the underlying commercial real estate property, which in turn depends on many factors, including the overall economic landscape, the refinancing markets for commercial mortgages, and sub-market and property specific characteristics. If one or more of the mortgages that are part of a CMBS trust defaults on its interest or principal obligations, securities held by the Fund may experience losses, the Fund’s current income may be

22

LADDER SELECT BOND FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

reduced, and the Fund’s NAV may decline. The value of CMBS held by the Fund may also be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements; or the market’s assessment of the quality of underlying assets. CMBS may be deemed illiquid for a period due to a variety of reasons, such as current market conditions, the seniority in the CMBS trust’s capital structure, and trading conditions such as the number of market makers or trade volume. As a result, CMBS may exhibit greater price volatility than other types of mortgage- or asset-backed securities. CMBS are generally not guaranteed by the U.S. Government or any other entity and are subject to the risk of default on the underlying mortgages. CMBS react differently to changes in interest rates than other debt securities, and the prices of CMBS may reflect adverse economic and market conditions. Some CMBS have experienced extraordinary weakness and volatility in recent years. As of February 28, 2019, the Fund had 94.1% of the value of its net assets invested in CMBS.

8. Risks Associated with Privately Placed Securities

Privately placed securities are securities that rely on exemptions from registration under the Securities Act of 1933, as amended, and the rules thereunder, and may have legal restrictions on the purchase and resale. These securities may be purchased under a variety of exemptions, including, but not limited to, Rule 144A. Under Rule 144A, these privately placed securities may be resold to qualified institutional buyers (“QIBs”), subject to certain conditions. Under other exemptions, privately placed securities may be sold to other types of qualified buyers. An insufficient number of QIBs, or other qualified buyers, interested in purchasing privately placed securities at a particular time could adversely affect the marketability of securities and the Fund may be unable to dispose of the securities promptly or at a reasonable price. As of February 28, 2019, the Fund had 80.2% of the value of its net assets invested in privately placed securities.

9. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the ordinary income dividend paid on March 29, 2019, as noted in Note 2.

23

LADDER SELECT BOND FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Ladder Select Bond Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and futures contracts sold short, of Ladder Select Bond Fund (the “Fund”), a series of Ultimus Managers Trust, as of February 28, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.
Cleveland, Ohio
April 25, 2019

24

LADDER SELECT BOND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 1, 2018) and held until the end of the period (February 28, 2019).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

25

LADDER SELECT BOND FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

Institutional Class	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Net Expense Ratio (a)	Expenses Paid During Period (b)
Based on Actual Fund Return	$1,000.00	$1,011.40	0.95%	$4.74
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.08	0.95%	$4.76

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26

LADDER SELECT BOND FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-859-5867, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-859-5867, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-888-859-5867. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended February 28, 2019, the Fund designated $60,405 as long-term capital gain distributions.

27

LADDER SELECT BOND FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Funds:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director (1999 to present), Vice Chairman (February 2019 to present), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	17	Interested Trustee of Capitol Series Trust (10 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired (2013) financial services executive	17	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	17	None
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairperson (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	17	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

28

LADDER SELECT BOND FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

Relationship Management Director and Vice President of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017); Business Project Manager of Vantiv, Inc. (February 2013 to March 2014)

Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Mutual Fund Controller (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	Senior Attorney of Ultimus Fund Solutions, LLC (2018 to present); General Counsel of The Nottingham Company (2014 to 2018)

29

LADDER SELECT BOND FUND BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)
Charles C. Black Year of Birth: 1979	Since 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-859-5867.

30

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WAYCROSS LONG/SHORT EQUITY FUND

(WAYEX)

Annual Report

February 28, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-866-267-4304 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-866-267-4304. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the Fund complex or at your financial intermediary.

WAYCROSS LONG/SHORT EQUITY FUND
LETTER TO SHAREHOLDERS	February 28, 2019

Dear Shareholders,

We are pleased to provide this update for the Waycross Long/Short Equity Fund (the “Fund”). The Fund’s investment approach is based on bottom-up research that combines a thorough examination of a company’s fundamentals, valuation and market sentiment. This comprehensive analysis allows us to construct a portfolio using both long and short positions, which provides growth potential while at the same time reducing volatility.

Performance Review

The Fund produced a +0.0% return for the fiscal year ended February 28, 2019, while the primary benchmark (custom index) comprised of 50% S&P 500 and 50% 90-day Treasury Bills returned +3.7%. Long positions were the primary driver to performance during the first, second, and fourth fiscal quarters of the year but were a significant detractor during the fiscal third quarter.

Consumer Discretionary long exposure was the largest contributor to performance for the year. Shares of Chipotle (CMG) and Ross Stores (ROST) outperformed the sector. Meanwhile, a short position in eBay (EBAY) also added to performance.

Technology long exposure was a significant contributor to 2018 performance. The largest contributor to performance was semiconductor materials maker Versum (VSM), which rallied 32% over the trailing twelve months, driven by a takeover bid from Germany’s Merck Group. In contrast, the long exposure in the Industrial sector detracted from performance during the year, as FedEx (FDX) and Fluor (FLR) underperformed the sector.

Looking at a longer time horizon, the Fund returned 6.6%, annualized over the last three years, while the primary benchmark returned 8.2%.

The Fund remains actively managed, emphasizing long positions where company fundamentals are expected to support future earnings growth. A diversified book of short positions acts as a hedge across the portfolio and allows the Fund to maintain a lower volatility compared to the overall market.

Exposures Summary

The Waycross Long/Short Equity Fund seeks to provide superior risk-adjusted returns by maintaining a low correlation to large cap equities. The Fund’s long and short exposure moved lower during the year, which resulted in the Fund’s overall net exposure decreasing during the year to 52% from 57% at the end of February 2018. As a result, overall gross exposure (longs plus shorts) also decreased. In terms of sector positioning, the Fund’s net exposure to Consumer Discretionary and Consumer Staples increased, while the net exposure to the Technology and Financials was reduced.

Exposures Summary (as of 02/28/2019)

Fund Exposures
Total Portfolio Exposures	Long/Short Exposure By Sector

Top Five Long Positions			Top Five Short Positions
Security Name	Sector	% of Net Assets	Security Name	Sector	% of Net Assets
EDWARDS LIFESCIENCES CORP	HEALTH CARE	4.5%	SALESFORCE.COM, INC	INFO TECH.	-2.1%
MASTERCARD INC-CLASS A	INFO TECH.	4.3%	ADOBE SYSTEMS INC.	INFO TECH.	-2.0%
CISCO SYSTEMS, INC	INFO TECH.	4.0%	U.S. BANCORP	FINANCIALS	-1.9%
VISA, INC.	INFO TECH.	4.0%	CAPITALONE FINANCIAL CORP.	FINANCIALS	-1.9%
MICROSOFT CORP	INFO TECH.	4.0%	INTEL CORP.	INFO TECH.	-1.8%

Market Outlook

The end of the 2018 calendar year was wrought with uncertainty with the S&P falling 13.5% during that time period. Investors were spooked by a government shutdown and the potential for a U.S.-China trade war. However, sentiment shifted significantly in the first couple of months of 2019, as the government shutdown ended and the U.S. and China began more promising negotiations.

The most recent quarterly earnings announcements showed some slowdown from last year with only about 60% of reporting companies reporting better than expected revenue and 70% reporting better than expected earnings. In contrast, more than 75% of companies in the S&P 500 reported better than expected revenues and earnings for the same time period last year.

As a result, we continue to expect to see volatility play a significant factor in returns during the short term. We have positioned the portfolio accordingly with Long positions that should allow us to participate in the potential gains across domestic markets, but balancing those longs with shorts to help dampen volatility on the downside.

On behalf of Waycross Partners, LLC, thank you for investing in the Fund.

Sincerely,

Benjamin H. Thomas, CFA
Managing Partner | Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-866-267-4304.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-866-267-4304 and a copy will be sent to you free of charge or visit the Fund’s website at www.waycrossfunds.com. Please read the prospectus carefully before you invest. The Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Fund that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Fund, may be sold at any time, and may no longer be held by the Fund. For a complete list of securities held by the Fund as of February 28, 2019, please see the Schedule of Investments section of the annual report. The opinions of the Fund’s adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Fund and the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

WAYCROSS LONG/SHORT EQUITY FUND
PERFORMANCE INFORMATION
February 28, 2019 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Waycross Long/Short Equity Fund versus the S&P 500® Index and
50% S&P 500® Index / 50% U.S. Treasury Bill Index

Average Annual Total Returns For Periods Ended February 28, 2019
	1 Year	3 Years	Since Inception(b)
Waycross Long/Short Equity Fund (a)	0.00%	6.56%	2.54%
S&P 500® Index	4.68%	15.28%	9.81%
50% S&P 500® Index / 50% U.S. Treasury Bill Index	3.67%	8.16%	5.46%

(a)	The Fund's total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	The Fund commenced operations on April 29, 2015.

WAYCROSS LONG/SHORT EQUITY FUND
PORTFOLIO INFORMATION
February 28, 2019 (Unaudited)

Net Sector Exposure versus S&P 500® Index*

*	The net percentages are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund. Consequently, the percentages will not total to 100%.

Top 10 Long Equity Holdings		Top 10 Short Equity Holdings
Security Description	% of Net Assets	Security Description	% of Net Assets
Edwards Lifesciences Corporation	4.5%	salesforce.com, Inc.	2.1%
Mastercard, Inc. - Class A	4.3%	Adobe, Inc.	2.0%
Cisco Systems, Inc.	4.0%	U.S. Bancorp	1.9%
Visa, Inc. - Class A	4.0%	Capital One Financial Corporation	1.9%
Microsoft Corporation	4.0%	Intel Corporation	1.8%
Amazon.com, Inc.	3.9%	Check Point Software Technologies Ltd.	1.8%
Alphabet, Inc. - Class A	3.9%	HP, Inc.	1.8%
Analog Devices, Inc.	3.8%	Starbucks Corporation	1.7%
Fluor Corporation	3.6%	Procter & Gamble Company (The)	1.7%
Sysco Corporation	3.6%	Union Pacific Corporation	1.7%

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF INVESTMENTS February 28, 2019
COMMON STOCKS — 97.4%	Shares	Value
Communication Services — 6.7%
Interactive Media & Services — 6.7%
Alphabet, Inc. - Class A (a) (b)	1,360	$1,532,108
Facebook, Inc. - Class A (a) (b)	6,850	1,105,933
		2,638,041
Consumer Discretionary — 20.2%
Hotels, Restaurants & Leisure — 6.8%
Chipotle Mexican Grill, Inc. (a)	2,170	1,318,340
Norwegian Cruise Line Holdings Ltd. (a)	23,964	1,330,721
		2,649,061
Household Durables — 3.2%
Mohawk Industries, Inc. (a) (b)	9,200	1,252,304

Internet & Direct Marketing Retail — 3.9%
Amazon.com, Inc. (a) (b)	935	1,533,241

Specialty Retail — 6.3%
Home Depot, Inc. (The)	6,354	1,176,380
Ross Stores, Inc.	13,700	1,299,171
		2,475,551
Consumer Staples — 3.6%
Food & Staples Retailing — 3.6%
Sysco Corporation	20,870	1,409,768

Energy — 3.3%
Oil, Gas & Consumable Fuels — 3.3%
Pioneer Natural Resources Company	9,260	1,305,197

Financials — 12.8%
Banks — 8.7%
Bank of America Corporation (b)	42,110	1,224,559
Citigroup, Inc.	17,462	1,117,219
KeyCorp (b)	61,439	1,085,012
		3,426,790
Capital Markets — 2.3%
Goldman Sachs Group, Inc. (The) (b)	4,537	892,428

Insurance — 1.8%
American International Group, Inc.	16,375	707,400

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 97.4% (Continued)	Shares	Value
Health Care — 7.9%
Health Care Equipment & Supplies — 7.9%
Edwards Lifesciences Corporation (a) (b)	10,300	$1,743,687
Medtronic plc	15,110	1,367,455
		3,111,142
Industrials — 14.5%
Air Freight & Logistics — 5.3%
FedEx Corporation	5,480	991,880
United Parcel Service, Inc. - Class B (b)	9,710	1,070,042
		2,061,922
Airlines — 5.6%
Delta Air Lines, Inc. (b)	22,120	1,096,710
Southwest Airlines Company	19,505	1,093,060
		2,189,770
Construction & Engineering — 3.6%
Fluor Corporation	37,710	1,417,896

Information Technology — 25.5%
Communications Equipment — 4.0%
Cisco Systems, Inc.	30,550	1,581,573

IT Services — 10.6%
Mastercard, Inc. - Class A (b)	7,441	1,672,514
PayPal Holdings, Inc. (a)	9,050	887,534
Visa, Inc. - Class A	10,629	1,574,367
		4,134,415
Semiconductors & Semiconductor Equipment — 3.8%
Analog Devices, Inc. (b)	13,955	1,492,627

Software — 4.0%
Microsoft Corporation (b)	13,930	1,560,578

Technology Hardware, Storage & Peripherals — 3.1%
Apple, Inc.	6,928	1,199,583

Materials — 2.9%
Metals & Mining — 2.9%
Newmont Mining Corporation	32,970	1,124,936

Total Common Stocks (Cost $35,616,517)		$38,164,223

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 3.2%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 2.29% (c) (Cost $1,255,283)	1,255,283	$1,255,283

Investments at Value — 100.6% (Cost $36,871,800)		$39,419,506

Liabilities in Excess of Other Assets — (0.6%)		(249,193)

Net Assets — 100.0%		$39,170,313

(a)	Non-income producing security.
(b)	All or a portion of this security is pledged as collateral for open short positions. The total value of such securities as of February 28, 2019 was $13,489,714.
(c)	The rate shown is the 7-day effective yield as of February 28, 2019.

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF SECURITIES SOLD SHORT February 28, 2019
COMMON STOCKS — 44.9%	Shares	Value
Communication Services — 1.6%
Entertainment — 1.6%
Walt Disney Company (The)	5,460	$616,106

Consumer Discretionary — 4.6%
Hotels, Restaurants & Leisure — 3.1%
McDonald's Corporation	2,950	542,328
Starbucks Corporation	9,740	684,332
		1,226,660
Specialty Retail — 1.5%
O'Reilly Automotive, Inc.	1,590	591,417

Consumer Staples — 2.6%
Beverages — 0.9%
Coca-Cola Company (The)	7,660	347,304

Household Products — 1.7%
Procter & Gamble Company (The)	6,834	673,491

Energy — 2.4%
Energy Equipment & Services — 0.7%
Helmerich & Payne, Inc.	5,170	280,214

Oil, Gas & Consumable Fuels — 1.7%
Exxon Mobil Corporation	8,160	644,885

Financials — 6.5%
Banks — 4.6%
JPMorgan Chase & Company	5,750	600,070
U.S. Bancorp	14,260	737,099
Wells Fargo & Company	9,450	471,461
		1,808,630
Consumer Finance — 1.9%
Capital One Financial Corporation	8,680	725,474

Health Care — 7.1%
Biotechnology — 1.6%
Amgen, Inc.	3,230	613,958

Health Care Providers & Services — 4.0%
DaVita, Inc.	6,610	376,109
HCA Healthcare, Inc.	4,600	639,584

WAYCROSS LONG/SHORT EQUITY FUND SCHEDULE OF SECURITIES SOLD SHORT (Continued)
COMMON STOCKS — 44.9% (Continued)	Shares	Value
Health Care — 7.1% (Continued)
Health Care Providers & Services — 4.0% (Continued)
UnitedHealth Group, Inc.	2,370	$574,062
		1,589,755
Pharmaceuticals — 1.5%
Pfizer, Inc.	13,700	593,895

Industrials — 7.7%
Industrial Conglomerates — 1.3%
3M Company	2,403	498,358

Machinery — 2.1%
Cummins, Inc.	2,390	368,275
Ingersoll-Rand plc	4,300	453,908
		822,183
Road & Rail — 2.9%
Union Pacific Corporation	3,940	660,738
Werner Enterprises, Inc.	14,220	491,016
		1,151,754
Trading Companies & Distributors — 1.4%
Fastenal Company	8,740	550,096

Information Technology — 12.4%
Communications Equipment — 1.3%
Arista Networks, Inc.	1,800	513,450

IT Services — 1.6%
Accenture plc - Class A	3,963	639,549

Semiconductors & Semiconductor Equipment — 1.8%
Intel Corporation	13,580	719,197

Software — 5.9%
Adobe, Inc.	2,980	782,250
Check Point Software Technologies Ltd.	5,702	697,355
salesforce.com, Inc.	5,000	818,250
		2,297,855
Technology Hardware, Storage & Peripherals — 1.8%
HP, Inc.	34,910	688,774

Total Securities Sold Short — 44.9% (Proceeds $16,354,202)		$17,593,005

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND STATEMENT OF ASSETS AND LIABILITIES February 28, 2019
ASSETS
Investments in securities:
At cost	$36,871,800
At value (Note 2)	$39,419,506
Cash deposits for securities sold short (Note 2)	17,606,159
Receivable for capital shares sold	50,000
Receivable for investment securities sold	1,723,996
Dividends and interest receivable	46,761
Other assets	2,655
Total assets	58,849,077

LIABILITIES
Securities sold short, at value (proceeds $16,354,202) (Note 2)	17,593,005
Payable for capital shares redeemed	157,757
Payable for investment securities purchased	1,828,748
Dividends payable on securities sold short (Note 2)	38,490
Payable to Adviser (Note 4)	44,651
Payable to administrator (Note 4)	7,772
Other accrued expenses	8,341
Total liabilities	19,678,764

NET ASSETS	$39,170,313

NET ASSETS CONSIST OF:
Paid-in capital	$37,398,432
Accumulated earnings	1,771,881
NET ASSETS	$39,170,313

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,594,945

Net asset value, offering price and redemption price per share (Note 2)	$10.90

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND STATEMENT OF OPERATIONS For the Year Ended February 28, 2019
INVESTMENT INCOME
Dividend income	$320,959
Foreign withholding taxes on dividends	(6,710)
Interest income	179,872
Total investment income	494,121

EXPENSES
Investment advisory fees (Note 4)	327,238
Dividend expense on securities sold short (Note 2)	235,361
Professional fees	47,692
Fund accounting fees (Note 4)	32,877
Administration fees (Note 4)	32,777
Compliance fees and expenses (Note 4)	12,101
Transfer agent fees (Note 4)	12,000
Trustees’ fees and expenses (Note 4)	10,743
Registration and filing fees	10,465
Custody and bank service fees	8,864
Printing of shareholder reports	3,839
Postage and supplies	3,112
Other expenses	14,512
Total expenses	751,581
Less fee reductions by the Adviser (Note 4)	(25,640)
Less fee waivers by the administrator (Note 4)	(1,500)
Previous investment advisory fee reductions recouped by the Adviser (Note 4)	32,721
Net expenses	757,162

NET INVESTMENT LOSS	(263,041)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND SECURITIES SOLD SHORT
Net realized gains from:
Investments	571,391
Securities sold short	343,890
Net change in unrealized appreciation (depreciation) on:
Investments	(549,402)
Securities sold short	(608,636)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND SECURITIES SOLD SHORT	(242,757)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(505,798)

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended February 28, 2019	Year Ended February 28, 2018 (a)
FROM OPERATIONS
Net investment loss	$(263,041)	$(231,703)
Net realized gains (losses) from:
Investments	571,391	520,031
Securities sold short	343,890	(587,693)
Net change in unrealized appreciation (depreciation) on:
Investments	(549,402)	2,325,998
Securities sold short	(608,636)	(313,740)
Net increase (decrease) in net assets resulting from operations	(505,798)	1,712,893

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	—	(174,058)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	26,564,874	3,803,161
Net asset value of shares issued in reinvestment of distributions	—	143,593
Payments for shares redeemed	(4,357,626)	(607,940)
Net increase in net assets from capital share transactions	22,207,248	3,338,814

TOTAL INCREASE IN NET ASSETS	21,701,450	4,877,649

NET ASSETS
Beginning of year	17,468,863	12,591,214
End of year	$39,170,313	$17,468,863

CAPITAL SHARE ACTIVITY
Shares sold	2,411,275	373,646
Shares reinvested	—	13,308
Shares redeemed	(419,538)	(58,110)
Net increase in shares outstanding	1,991,737	328,844
Shares outstanding at beginning of year	1,603,208	1,274,364
Shares outstanding at end of year	3,594,945	1,603,208

(a)

The presentation of Distributions to Shareholders has been updated to reflect the changes prescribed in amendments to Regulation S-X, effective November 5, 2018 (Note 2). For the year ended February 28, 2018, distributions to shareholders was from net realized gains from security transactions. As of February 28, 2018, accumulated net investment loss was ($43,081).

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Year Ended February 28, 2019		Year Ended February 28, 2018	Year Ended February 28, 2017	Period Ended February 29, 2016 (a)
Net asset value at beginning of period	$10.90		$9.88	$9.10	$10.00

Income (loss) from investment operations:
Net investment loss	(0.06)		(0.14)	(0.11)	(0.13)
Net realized and unrealized gains (losses) on investments	0.06	(b)	1.27	0.89	(0.77)
Total from investment operations	0.00	(c)	1.13	0.78	(0.90)

Less distributions:
Distributions from net realized gains	—		(0.11)	—	—

Net asset value at end of period	$10.90		$10.90	$9.88	$9.10

Total return (d)	0.00%		11.44%	8.57%	(9.00	%)(e)

Net assets at end of period (000's)	$39,170		$17,469	$12,591	$4,780

Ratios/supplementary data:
Ratio of total expenses to average net assets	2.86%		3.21%	4.77%	7.25	%(g)

Ratio of net expenses to average net assets (h)	2.89	%(f)	2.90%	2.99%	3.30	%(g)

Ratio of net expenses to average net assets excluding dividend expense and brokerage expense on securities sold short (h)	1.99%		1.99%	2.13%	2.15	%(g)

Ratio of net investment loss to average net assets (h)	(1.00%)		(1.47%)	(1.96%)	(2.34	%)(g)

Portfolio turnover rate	43%		35%	192%	134	%(e)

(a)	Represents the period from the commencement of operations (April 29, 2015) through February 29, 2016.
(b)

Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized loss on the Statement of Operations.

(c)	Amount rounds to less than $0.01 per share.
(d)

Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser and the administrator had not reduced fees and reimbursed expenses (Note 4).

(e)	Not annualized.
(f)	Ratio was determined including prior years' advisory fee reductions recouped by the Adviser in the amount of 0.12% and advisory fee reductions in the amount of 0.09% (Note 4).
(g)	Annualized.
(h)	Ratio was determined after advisory fee recoupments, reductions and/or expense reimbursements (Note 4).
See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
February 28, 2019

1. Organization

Waycross Long/Short Equity Fund (the “Fund”) is a diversified series of Ultimus Managers Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated February 28, 2012. Other series of the Trust are not incorporated in this report.

The investment objective of the Fund is to seek long-term capital appreciation with a secondary emphasis on capital preservation.

2. Significant Accounting Policies

In August 2018, the U.S. Securities and Exchange Commission (the “SEC”) adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, accounting principles generally accepted in the United States of America (“GAAP”), International Financial Reporting Standards or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with GAAP.

New accounting pronouncement – In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

Securities valuation – The Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The Fund values its listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate the Fund’s net asset value (“NAV”) may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of February 28, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$38,164,223	$—	$—	$38,164,223
Money Market Funds	1,255,283	—	—	1,255,283
Total	$39,419,506	$—	$—	$39,419,506
Other Financial Instruments:
Common Stocks – Sold Short	$(17,593,005)	$—	$—	$(17,593,005)

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to the Fund’s Schedule of Investments and Schedule of Securities Sold Short for a listing of the common stocks by industry type. As of February 28, 2019, the Fund did not hold derivative instruments or have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3).

Share valuation – The NAV per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV per share.

Investment income – Dividend income and expense is recorded on the ex-dividend date. Interest income is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income, if any, are declared and paid annually to shareholders. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid during the year ended February 28, 2018 was long-term capital gains. There were no distributions paid to shareholders during the year ended February 28, 2019.

Short sales – The Fund sells securities short. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends payable on securities while those securities are in a short position and will also bear other costs, such as charges for the prime brokerage accounts, in connection with the short position. These costs are reported as dividend expense and brokerage expense on securities sold short, respectively, on the Statement of Operations. Net income earned on short sale proceeds held on deposit with the broker and/or margin interest earned, if any, are included in interest income on the Statement of Operations. As collateral for its short positions, the Fund is required under the Investment Company

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Act of 1940, as amended (the “1940 Act”), to maintain assets consisting of cash, cash equivalents, or other liquid securities equal to the market value of the securities sold short. The cash deposits with brokers or amounts due to prime brokers for securities sold short are reported on the Statement of Assets and Liabilities. These amounts are considered in conjunction with securities held in the Fund’s collateral account. The amount of collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. To the extent the Fund invests the proceeds received from selling securities short, it is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s NAV greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Waycross Partners, LLC (the “Adviser”) to accurately anticipate the future value of a security.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2019:

Tax cost of portfolio investments and securities sold short	$20,644,586
Gross unrealized appreciation	$4,950,743
Gross unrealized depreciation	(3,768,828)
Net unrealized appreciation	1,181,915
Undistributed ordinary income	409,296
Undistributed long-term capital gains	180,670
Accumulated earnings	$1,771,881

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The federal income tax cost of portfolio investments and securities sold short may temporarily differ from the financial statement cost of portfolio investments (“book/tax difference”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales and unsettled covers.

During the year ended February 28, 2019, the Fund utilized $7,252 of capital loss carryforwards to offset current year gains.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. federal.

3. Investment Transactions

During the year ended February 28, 2019, cost of purchases and proceeds from sales of investment securities, other than short-term investments and short positions, were $32,010,414 and $10,912,810, respectively.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, computed and accrued daily and paid monthly, at the annual rate of 1.25% of its average daily net assets.

Pursuant to an Expense Limitation Agreement between the Fund and the Adviser (the “ELA”), the Adviser has contractually agreed, until June 30, 2020, to reduce investment advisory fees and reimburse other expenses to limit total annual operating expenses (exclusive of brokerage costs; taxes; interest; borrowing costs such as interest and dividend expenses on securities sold short; costs to organize the Fund; acquired fund fees and expenses; extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Fund’s business; and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to an amount not exceeding 1.99% of the Fund’s average daily net assets. Accordingly, during the year ended February 28, 2019, the Adviser reduced its advisory fees in the amount of $25,640.

Under the terms of the ELA, investment advisory fee reductions and expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

cause total annual operating expenses to exceed the lesser of (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. During the year ended February 28, 2019, the Adviser recouped $32,721 of prior years’ investment advisory fee reductions and expense reimbursements. As of February 28, 2019, the Adviser may seek repayment of investment advisory fee reductions and expense reimbursements totaling $216,189 no later than the dates listed below:

February 29, 2020	$147,839
February 28, 2021	42,710
February 28, 2022	25,640
Total	$216,189

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund’s portfolio securities. During the year ended February 28, 2019, Ultimus voluntarily waived fees in the amount of $1,500. These voluntary waivers are not subject to recoupment by Ultimus.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Effective August 1, 2018, each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives a $1,300 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who receives a $1,500 annual retainer from the Fund, paid quarterly. Each Independent Trustee also receives from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to August 1, 2018, each Independent Trustee received a $1,000 annual retainer from the Fund, paid quarterly, except for the Board Chairperson who received a $1,200 annual retainer from the Fund, paid quarterly. Each Independent Trustee also received from the Fund a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses.

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of February 28, 2019, the following shareholders owned of record 25% or more of the outstanding shares of the Fund:

Name of Record Owner	% Ownership
Maril & Company (for benefit of its customers)	64%
National Financial Services, LLC (for benefit of its customers)	33%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

6. Sector Risk

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. Occasionally, market conditions, regulatory changes, or other developments may negatively impact a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected.

As of February 28, 2019, the Fund had the following percentages of the value of its net assets invested or sold short in stocks within the Information Technology sector:

Sector	Long Positions	Short Positions	Net Exposure
Information Technology	25.5%	(12.4%)	13.1%

As shown above, although the Fund has greater than 25% of its net assets invested in long positions in the sector noted, the sector exposure is mitigated by short positions. As part of the Fund’s principal investment strategies, the Adviser monitors the Fund’s sector exposure to ensure the Fund’s portfolio is adequately diversified.

WAYCROSS LONG/SHORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

WAYCROSS LONG/SHORT EQUITY FUND
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of Waycross Long/Short Equity Fund and
Board of Trustees of Ultimus Managers Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of Waycross Long/Short Equity Fund (the “Fund”), a series of Ultimus Managers Trust, as of February 28, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
April 25, 2019

WAYCROSS LONG/SHORT EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 1, 2018) and held until the end of the period (February 28, 2019).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

WAYCROSS LONG/SHORT EQUITY FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value September 1, 2018	Ending Account Value February 28, 2019	Net Expense Ratio(a)	Expenses Paid During Period(b)
Based on Actual Fund Return	$1,000.00	$ 947.80	3.45%	$16.66
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,007.69	3.45%	$17.17

(a)	Annualized, based on the Fund's most recent one-half year expenses.
(b)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-267-4304, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-267-4304, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-866-267-4304. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov.

WAYCROSS LONG/SHORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Funds:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Robert G. Dorsey* Year of Birth: 1957	Since February 2012	Trustee (February 2012 to present) President (June 2012 to October 2013)	Managing Director (1999 to present), Vice Chairman (February 2019 to present), Co-CEO (April 2018 to January 2019), and President (1999 to April 2018) of Ultimus Fund Solutions, LLC and its subsidiaries (except as otherwise noted for FINRA-regulated broker dealer entities)	17	Interested Trustee of Capitol Series Trust (10 Funds)
Independent Trustees:
Janine L. Cohen Year of Birth: 1952	Since January 2016	Trustee	Retired (2013) financial services executive.	17	None
David M. Deptula Year of Birth: 1958	Since June 2012	Trustee	Vice President of Legal and Special Projects at Dayton Freight Lines, Inc. since 2016; Vice President of Tax Treasury at The Standard Register Inc. (formerly The Standard Register Company) from 2011 to 2016	17	None

*

Mr. Dorsey is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, because of his relationship with the Trust’s administrator, transfer agent and distributor.

WAYCROSS LONG/SHORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in Trust Overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
John J. Discepoli Year of Birth: 1963	Since June 2012	Chairperson (May 2016 to present) Trustee (June 2012 to present)	Owner of Discepoli Financial Planning, LLC (personal financial planning company) since 2004	17	None

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
David R. Carson Year of Birth: 1958	Since 2013	Principal Executive Officer (April 2017 to present) President (October 2013 to present) Vice President (April 2013 to October 2013)

Vice President and Director of Client Strategies of Ultimus Fund Solutions, LLC (2013 to present); President, Unified Series Trust (2016 to present); Chief Compliance Officer, FSI Low Beta Absolute Return Fund (2013 to 2016)

Todd E. Heim Year of Birth: 1967	Since 2014	Vice President (2014 to present)

Relationship Management Director and Vice President of Ultimus Fund Solutions, LLC (2018 to present); Client Implementation Manager and AVP of Ultimus Fund Solutions, LLC (2014 to 2018); Naval Flight Officer in the United States Navy (May 1989 to June 2017); Business Project Manager of Vantiv, Inc. (February 2013 to March 2014)

WAYCROSS LONG/SHORT EQUITY FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Jennifer L. Leamer Year of Birth: 1976	Since 2014	Treasurer (October 2014 to present) Assistant Treasurer (April 2014 to October 2014)	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC (2014 to present); Business Analyst of Ultimus Fund Solutions, LLC (2007 to 2014)
Daniel D. Bauer Year of Birth: 1977	Since 2016	Assistant Treasurer (April 2016 to present)	Assistant Mutual Fund Controller (September 2015 to present) and Fund Accounting Manager (March 2012 to August 2015) of Ultimus Fund Solutions, LLC
Matthew J. Beck Year of Birth: 1988	Since 2018	Secretary (July 2018 to present)	Senior Attorney of Ultimus Fund Solutions, LLC (2018 to present); General Counsel of The Nottingham Company (2014 to 2018)
Natalie S. Anderson Year of Birth: 1975	Since 2016	Assistant Secretary (April 2016 to present)	Legal Administration Manager (July 2016 to present) and Paralegal (January 2015 to June 2016) of Ultimus Fund Solutions, LLC; Senior Paralegal of Unirush, LLC (October 2011 to January 2015)
Charles C. Black Year of Birth: 1979	Since 2015	Chief Compliance Officer (January 2016 to present) Assistant Chief Compliance Officer (April 2015 to January 2016)

Senior Compliance Officer of Ultimus Fund Solutions, LLC (2015 to present); Chief Compliance Officer of The Caldwell & Orkin Funds, Inc. (2016 to present); Senior Compliance Manager for Touchstone Mutual Funds (2013 to 2015)

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-267-4304.

WAYCROSS LONG/SHORT EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”), including the Independent Trustees voting separately, has reviewed and approved the Fund’s Investment Agreement with the Adviser Partners, LLC (the “Adviser”) for an additional one-year term (the “Agreement”). The Board approved the Agreement at an in-person meeting held on January 22-23, 2019, at which all of the Trustees were present.

Legal counsel advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Board and counsel. In considering whether to approve the Agreement and in reaching its conclusions with respect thereto, the Board reviewed and analyzed various factors that it determined were relevant to the Agreement, including the following factors.

The nature, extent, and quality of the services provided by the Adviser. In this regard, the Board reviewed the services being provided by Waycross to the Waycross Fund including, without limitation, its investment advisory services since the Waycross Fund’s inception, Waycross’s compliance policies and procedures, its efforts to promote the Waycross Fund and assist in its distribution, and its compliance program. After reviewing the foregoing information and further information in the Waycross Memorandum (e.g., descriptions of its business and Form ADV), the Board concluded that the quality, extent, and nature of the services provided by Waycross were satisfactory and adequate for the Waycross Fund.

The investment performance of the Waycross Fund. In this regard, the Board compared the performance of the Waycross Fund with the performance of its benchmark index, custom peer group and related Morningstar category. (Long Short Category Under $50 Million, True No-load). The Board noted that: the Waycross Fund had underperformed its benchmark for the one-, three-year, and since inception periods; the Waycross Fund had outperformed its custom peer group median for the one-year period and while it underperformed its custom peer group average for the one-year period and its custom peer group average and median for the three-year and since inception periods, it outperformed the performance of the funds in sixtieth percentile in its custom peer group for the one-year period and equaled the performance of the funds in the sixtieth percentile in its custom peer group for the three-year period; and the Waycross Fund had underperformed its Morningstar category average and median for the one-, three-year, and since inception periods, but outperformed the performance of the funds in eightieth percentile in its Morningstar category for the one-year, three-year and since inception periods. The Board further noted that it had determined that Waycross had satisfactorily explained its performance results for the Waycross Fund. The Board also considered the consistency of Waycross’s management with the Waycross Fund’s investment objective and policies. Following discussion of the investment performance of the Waycross Fund and its performance relative to its Morningstar category, Waycross’s experience in

WAYCROSS LONG/SHORT EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

managing a mutual fund and separate accounts, its historical investment performance, and other factors, the Board concluded that the investment performance of the Waycross Fund has been satisfactory.

The costs of the services provided and profits realized by Waycross and its affiliates from its relationship with the Waycross Fund. In this regard, the Board considered Waycross’s staffing, personnel, and methods of operations; the education and experience of its personnel; compliance program, policies, and procedures; financial condition and the level of commitment to the Waycross Fund, and, generally, Waycross’s advisory business; the asset level of the Waycross Fund; and the overall expenses of the Waycross Fund, including the advisory fee. The Board considered the Waycross ELA and considered Waycross’s current and past fee reductions and expense reimbursements for the Waycross Fund. The Board further took into account Waycross’ commitment to continue the Waycross ELA until at least June 30, 2020.

The Board also considered potential benefits for Waycross in managing the Waycross Fund, including promotion of Waycross’s name and the potential for it to receive research, statistical, or other services from the Waycross Fund’s trades. The Board compared the Waycross Fund’s advisory fee and overall expense ratio to the average advisory fees and average expense ratios for its custom peer group and Morningstar category. (Long Short Category Under $50 Million, True No-load). The Board noted that: the 1.25% advisory fee was lower the average and equal to the median of its custom peer group; the 1.25% advisory fee was higher than the average and median of its Morningstar category, but lower than the highest advisory fee in its Morningstar category; the 2.90% annual expense ratio was higher than he average and median of its custom peer group, but lower than the highest expense ratio in its custom peer group; and the 2.90% annual expense ratio was higher than the average and median of its Morningstar category, but lower than the highest expense ratio in its Morningstar category.

The Board also considered the fee charged by Waycross to its other accounts that may have a substantially similar strategy as the Waycross Fund and considered the similarities and differences of services received by such other accounts as compared to the services received by the Waycross Fund. The Board noted that the fee structures applicable to Waycross’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable to the Waycross Fund. The Board further considered the investment strategy and style used by Waycross in managing the portfolio of the Waycross Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the advisory fee paid to Waycross by the Waycross Fund is fair and reasonable.

The extent to which economies of scale would be realized as the Waycross Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Waycross Fund’s investors. In this regard, the Board considered that the

WAYCROSS LONG/SHORT EQUITY FUND
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Waycross Fund’s fee arrangements with Waycross involve both the advisory fee and the Waycross ELA. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Waycross Fund have experienced benefits from the Waycross ELA and will continue to experience benefits from the Waycross ELA until the Waycross Fund assets grow to a level where its expenses otherwise fall below the expense limit. Following further discussion of the Waycross Fund’s asset level, expectations for growth, and level of fees, the Board determined that the Waycross Fund’s fee arrangements with Waycross would continue to provide benefits. The Board also determined that the fee arrangements were fair and reasonable in relation to the nature and quality of services being provided by Waycross, given the Waycross Fund’s projected asset levels for the next year.

Brokerage and portfolio transactions. In this regard, the Board considered Waycross’s trading policies, procedures, and performance in seeking best execution for its clients, including the Waycross Fund. The Board also considered the historical portfolio turnover rate for the Waycross Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the process by which Waycross evaluates best execution; the method and basis for selecting and evaluating the broker-dealers used; and any anticipated allocation of portfolio business to persons affiliated with Waycross. After further review and discussion, the Board determined that Waycross’s practices regarding brokerage and portfolio transactions were satisfactory.

Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as the experience and abilities of the advisory personnel assigned to the Waycross Fund, Waycross’s process for allocating trades among its different clients, and the substance and administration of Waycross’s Code of Ethics. Following further consideration and discussion, the Board found for the Waycross Fund that Waycross’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After further discussion of the factors noted above and in reliance on the information provided by Waycross and Trust Management and taking into account the totality of all the factors discussed and information presented at this meeting and previous meetings, the Board indicated its agreement to approve the continuance of the Waycross Advisory Agreement and to approve the Waycross ELA. It was noted that in the Trustees’ deliberations regarding the approval of renewal the Waycross Advisory Agreement, the Trustees did not identify any particular information or factor that was all-important or controlling, and that each individual Trustee may have attributed different weights to the various factors listed above. After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Agreement was in the best interests of the Fund and its shareholders.

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Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is David M. Deptula. Mr. Deptula is “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $42,000 and $42,000 with respect to the registrant’s fiscal years ended February 28, 2019 and February 28, 2018, respectively.

(b)	Audit-Related Fees. No fees were billed in the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $9,000 and $9,000 with respect to the registrant’s fiscal years ended February 28, 2019 and February 28, 2018, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended February 28, 2019 and February 28, 2018, aggregate non-audit fees of $9,000 and $9,000, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics
Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ultimus Managers Trust

By (Signature and Title)*		/s/ Matthew J. Beck
Matthew J. Beck, Secretary

Date	May 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ David R. Carson
David R. Carson, Principal Executive Officer

Date	May 1, 2019

By (Signature and Title)*		/s/ Jennifer L. Leamer
Jennifer L. Leamer, Treasurer and Principal Financial Officer

Date	May 1, 2019

*	Print the name and title of each signing officer under his or her signature.